Exhibit 99.2

KENSEY NASH CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements have been prepared to give effect to the sale, on May 30, 2008, by Kensey Nash Corporation (“Kensey Nash” or the “Company”) to The Spectranetics Corporation (“Spectranetics”) of the Company’s endovascular business.

The unaudited pro forma consolidated balance sheet presents the financial position of Kensey Nash as of March 31, 2008, giving effect to the sale of the endovascular business as if it occurred on such date. The unaudited pro forma consolidated statements of income for the nine months ended March 31, 2008 and for the year ended June 30, 2007 give effect to the sale of the endovascular business as if it occurred at the beginning of each such period.

The unaudited pro forma consolidated statements of income do not include nonrecurring charges or credits directly attributable to the sale of the endovascular business.

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X, and are based on and should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements, notes and management discussion and analysis thereto of the Company.

The unaudited pro forma financial statement information is based upon currently available information, and is subject to a number of estimates and assumptions that the Company believes are reasonable under the circumstances and was prepared to illustrate the estimated effects of the transaction if it had occurred on the dates indicated; actual amounts would have differed from these estimated amounts. The unaudited pro forma consolidated financial statements may be subject to adjustments based on the actual carrying value of net assets sold at the date of closing, among other considerations, and is not necessarily indicative of the results or financial condition that would have been reported had such transaction actually occurred on the dates specified, nor is it necessarily indicative of the Company’s future operating results or financial condition. The pro forma adjustments are described in the notes.

KENSEY NASH CORPORATION

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2008

	Kensey Nash Corp. Historical (As Reported)	Endovascular Disposition Adjustments			Kensey Nash Corp. Pro Forma (As Adjusted)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$36,162,488	$10,000,000	(a	)	$46,162,488
Investments	19,693,945	—			19,693,945
Trade receivables, net	7,689,299	(792,805)	(b	)	6,896,494
Royalties receivable	6,484,881	—			6,484,881
Other receivables	649,023	(42,077)	(b	)	606,946
Inventory	10,121,295	(1,178,976)	(b	)	8,942,319
Deferred tax asset, current portion	2,816,764	(30,915)	(b	)	2,785,849
Prepaid expenses and other	2,004,601	2,242,555	(b	)	4,247,156

Total current assets	85,622,296	10,197,782			95,820,078

PROPERTY, PLANT AND EQUIPMENT, AT COST:
Land	4,883,591	—			4,883,591
Building	45,741,159	—			45,741,159
Machinery, furniture and equipment	30,746,388	(3,392,554)	(b	)	27,353,834
Construction in progress - new facility	149,664	—			149,664
Construction in progress	1,970,296	(298,465)	(b	)	1,671,831

Total property, plant and equipment	83,491,098	(3,691,019)			79,800,079
Accumulated depreciation	(20,538,604)	1,333,635	(b	)	(19,204,969)

Net property, plant and equipment	62,952,494	(2,357,384)			60,595,110

OTHER ASSETS:
Deferred tax asset, non-current portion	364,304	105,757	(b	)	470,061
Acquired patents and other intangibles, net	5,387,466	(1,352,083)	(b	)	4,035,383
Goodwill	10,723,924	(6,357,651)	(b	)	4,366,273
Other non-current assets	106,622	—			106,622

Total other assets	16,582,316	(7,603,977)			8,978,339

TOTAL	$165,157,106	$236,421			$165,393,527

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,531,940	$(48,617)	(b	)	$2,483,323
Accrued expenses	4,556,050	5,647,059	(b	)	10,203,109
Other current liabilities	493,533	(1,052)	(c	)	492,481
Current portion of debt	1,400,000	—			1,400,000
Deferred revenue	612,188	—			612,188

Total current liabilities	9,593,711	5,597,390			15,191,101

OTHER LIABILITIES:
Long-term debt	33,133,333	—			33,133,333
Deferred revenue, non-current	533,530	—			533,530
Other non-current liabilities	4,139,547	—			4,139,547

Total liabilities	47,400,121	5,597,390			52,997,511

COMMITMENTS AND CONTINGENCIES	—	—			—
STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par value, 100,000 shares authorized, no shares issued or outstanding at March 31, 2008	—	—			—
Common stock, $.001 par value, 25,000,000 shares authorized, 11,728,494 shares issued and outstanding at March 31, 2008	11,714	—			11,714
Capital in excess of par value	78,305,951	—			78,305,951
Retained earnings	41,965,791	(5,181,473)	(d	)	36,784,318
Accumulated other comprehensive loss	(2,526,471)	(179,496)	(b	)	(2,705,967)

Total stockholders’ equity	117,756,985	(5,360,969)			112,396,016

TOTAL	$165,157,106	$236,421			$165,393,527

See notes to unaudited pro forma condensed consolidated financial statements.

KENSEY NASH CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED MARCH 31, 2008

	Kensey Nash Corp. Historical (As Reported)	Endovascular Disposition Adjustments (e)			Kensey Nash Corp. Pro Forma (As Adjusted)
REVENUES:
Net sales
Biomaterial sales	$34,208,033	$—			$34,208,033
Endovascular sales	4,584,230	(2,782,012)	(f	)	1,802,218

Total net sales	38,792,263	(2,782,012)			36,010,251
Royalty income	19,026,779	—			19,026,779

Total revenues	57,819,042	(2,782,012)			55,037,030

OPERATING COSTS AND EXPENSES:
Cost of products sold	18,114,483	(231,165)	(g	)	17,883,318
Research and development	12,861,180	(173,839)	(g	)	12,687,341
Sales and marketing	10,514,806	(10,236,751)	(h	)	278,055
General and administrative	7,975,825	(36,545)	(g	)	7,939,280

Total operating costs and expenses	49,466,294	(10,678,300)			38,787,994

INCOME FROM OPERATIONS	8,352,748	7,896,288			16,249,036

OTHER (EXPENSE)/INCOME:
Interest income	1,350,250	—			1,350,250
Interest expense	(977,539)	—			(977,539)
Other (loss)/income	(94,056)	7,794	(j	)	(86,262)

Total other income - net	278,655	7,794			286,449

INCOME BEFORE INCOME TAX	8,631,403	7,904,082			16,535,485

Income tax expense	(2,746,659)	(2,687,388)	(i	)	(5,434,047)

NET INCOME	$5,884,744	$5,216,694			$11,101,438

BASIC EARNINGS PER SHARE	$0.49	$0.44			$0.93

DILUTED EARNINGS PER SHARE	$0.47	$0.42			$0.88

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	11,985,264	11,985,264			11,985,264

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	12,545,845	12,545,845			12,545,845

See notes to unaudited pro forma consolidated financial statements.

KENSEY NASH CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED JUNE 30, 2007

	Kensey Nash Corp. Historical (As Reported)	Endovascular Disposition Adjustments (e)			Kensey Nash Corp. Pro Forma (As Adjusted)
REVENUES:
Net sales
Biomaterial sales	$41,116,112	$—			$41,116,112
Endovascular sales	3,786,257	(2,203,388)	(f	)	1,582,869

Total net sales	44,902,369	(2,203,388)			42,698,981
Royalty income	24,592,076	—			24,592,076

Total revenues	69,494,445	(2,203,388)			67,291,057

OPERATING COSTS AND EXPENSES:
Cost of products sold	24,621,727	(214,460)	(g	)	24,407,267
Research and development	20,265,046	(311,197)	(g	)	19,953,849
Sales and marketing	12,524,501	(12,112,148)	(h	)	412,353
General and administrative	8,299,525	(37,581)	(g	)	8,261,944

Total operating costs and expenses	65,710,799	(12,675,386)			53,035,413

INCOME FROM OPERATIONS	3,783,646	10,471,998			14,255,644

OTHER INCOME (EXPENSE):
Interest income	1,087,023	—			1,087,023
Interest expense	(427,121)	—			(427,121)
Other (loss)/income	(22,981)	29,645	(j	)	6,664

Total other income - net	636,921	29,645			666,566

INCOME BEFORE INCOME TAX	4,420,567	10,501,643			14,922,210
Income tax expense	(787,416)	(3,570,559)	(i	)	(4,357,975)

NET INCOME	$3,633,151	$6,931,084			$10,564,235

BASIC EARNINGS PER SHARE	$0.31	$0.59			$0.90

DILUTED EARNINGS PER SHARE	$0.29	$0.55			$0.84

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	11,773,317	11,773,317			11,773,317

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	12,580,526	12,580,526			12,580,526

See notes to unaudited pro forma consolidated financial statements.

KENSEY NASH CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: PRO FORMA ADJUSTMENTS

Pro forma adjustments relating to the unaudited pro forma consolidated financial statements of Kensey Nash are the following:

BALANCE SHEET

a.	To record the net consideration received for the sale of the endovascular business.

b.	To eliminate the assets and liabilities sold and reflect other non-recurring adjustments as part of the endovascular transaction.

c.	To reflect equity-based liability adjustments due to the sale of the endovascular business.

d.	To reflect an estimate of equity adjustments and the tax benefit from the estimated loss due to the sale of the endovascular business.

STATEMENTS OF INCOME

e.	Management believes all adjustments presented are directly attributable to the sale of the endovascular business and will not continue after the transaction. These adjustments do not reflect the removal of related indirect corporate expenses incurred by Kensey Nash.

f.	To reflect the revenues related to Kensey Nash’s endovascular business at Kensey Nash’s new transfer prices to Spectranetics.

g.	To reflect the depreciation and amortization of the assets sold related to Kensey Nash’s endovascular business.

h.	To reflect estimated sales and marketing costs related to Kensey Nash’s endovascular business.

i.	To reflect estimated income tax benefit at a 34% statutory rate on the sale of the endovascular business.

j.	To reflect the gain or loss on disposition of assets prior to the sale of Kensey Nash’s endovascular business to Spectranetics.